Exhibit 99.6

EFFECTS OF A NEW ORAL TESTOSTERONE UNDECANOATE (TLANDO™) THERAPY ON LIVER Presenter: Irwin Goldstein, MD Director, Sexual Medicine, Alvarado Hospital, San Diego, CA Clinical Professor of Surgery, University of California at San Diego On behalf of Lipocine Inc. May 15, 2020 PD26 - 05

TLANDO™ is A Non - Methylated, Orally Bioavailable Prodrug of Endogenous T TLANDO ™ is Designed to Deliver T through Lymphatic Route Avoiding First Pass Metabolism 2 TLANDO™ Not prone to liver toxicity

Full Spectrum of Non - Alcoholic Fatty Liver Disease (NAFLD)* 3 * NAFLD: Non - Alcoholic Fatty Liver Disease, TG: Triglycerides, LFT: Liver Function Test, NASH: Non - Alcoholic Steatohepatitis ** Estes et al, J Hepatol 2018 67 M in US (2015)** 16.5 M in US (2015)** 1.3 M in US (2015)**

Association Between Testosterone and Liver Disease 4 ▪ Low T reported in up to 90% of NASH cirrhosis patients 3 and is a predictor of mortality. 4 (NASH Cirrhosis) ▪ ~75% of biopsy - confirmed NASH male patients have testosterone < 372 ng/dL 1 ▪ Levels of free T decreased significantly with the increased incidence of fibrosis 2 (NASH) 1. Sarkar et al., Gastroenterol 2019 & Poster Sa1623, Digestive Disease Week 2019 2. Sumida et al., Gastroenterol Hepatol 2015; 3. Sinclair et al., Liver Trans 2016; 4. Sinclair M. et al., J Gastro Hepatol 20 15

American Urological Association Education & Research, Inc.
AUA VIRTUAL EXPERIENCE

TLANDO™ Clinical Experience

- Well tolerated in more than 700 subjects across 15 clinical trials with exposure of up to 52 weeks
  - Studies including assessment of liver health

Clinical Study	# of Subjects	Duration	Study Design	Endpoint
Liver Fat Study (LFS)	N = 36	4 months	Open labeled, multi-centered single arm study in hypogonadal males	Assessing liver fat %† Change in hypogonadal NAFLD males
SOAR* Trial	N = 315 210 – TLANDO™ 105 – Topical T**	1 year	Open labeled, multi-centered, active arm controlled study in hypogonadal males	Assessing change of liver injury markers

LIPOCINE ENHANCING HEALTH

† Liver fat % was measured using a Magnetic Resonance Imaging-Proton Density Fat Fraction (MRI-PDFF) technique.
* SOAR: Study Of Androgen Replacement; ** AndroGel 1.62% used as active control

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Key Mental and Sexual Domains Differentiated TLANDO™ Effects 0 2 4 6 8 10 12 TLANDO Topical T Free T CBL (ng/dL) Free T Changes P=0.003 6 - 19.5% 8.3% -30% -20% -10% 0% 10% 20% TLANDO Topical T Mean SHBG Change SHBG Changes With Similar Total T, TLANDO™ Increased fT Levels Greater Than Topical T

NAFLD is Overly Prevalent in Hypogonadal Males 7 66% 25% 0% 10% 20% 30% 40% 50% 60% 70% LFS Population† General Population‡ % of NAFLD Patients at BL † NAFLD identified by MRI - PDFF ≥ 5% in Liver Fat Study (LFS) ‡ Prevalence of NAFLD diagnosed by imaging as hepatosteatosis ≥ 5% liver fat in general population ( Younossi et al, J Hepatol 2016)

- 11.1 - 4.2 - 4.5 - 6.5 -15 -12 -9 -6 -3 0 2.0 Mean Change from Baseline Reduction of Elevated* Liver Injury Markers 8 N 42 4 6 36 BL (U/L) 53.6 59.8 125.3 82.2 52% 50% 67% 31% 0% 20% 40% 60% 80% ALT AST ALP GGT % of Subjects Normalized * ALT, AST, ALP, and GGT normal range upper limit is 40 U/L, 43 U/L, 115 U/L, and 49 U/L, respectively ALT: Alanine Aminotransferase, AST: Aspartate Aminotransferase, ALP: Alkaline Phosphatase, GGT: Gamma - Glutamyl Transferase Subjects (n=42) with Baseline ALT > 40 U/L in SOAR Trial ALT AST ALP GGT BL (U/L) 53.6 32.0 74.0 53.6 Normalization of Elevated Liver Enzymes

Meaningful Liver Fat % Change and Responder Rate 9 * Measured by MRI - PDFF in Liver Fat Study (LFS). - 42% - 40% -60% -50% -40% -30% -20% -10% 0% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% Relative % Change of Liver Fat % Mean Relative Liver Fat % Change* (n=10) (n=8) 80% 75% 0% 20% 40% 60% 80% 100% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% % of Responders Responder with at least 30% Liver Fat Reduction (n=10) (n=8) LF = liver fat; BL = baseline

Greater Liver Fat Reduction with Higher BMI* 10 0.6 - 1.9 - 3.0 - 7.8 1.3 2.4 1.7 - 0.8 -10 -8 -6 -4 -2 0 2 4 CBL (% or kg) ■ Liver Fat % Change ■ Weight Change (kg) BL BMI (kg/m2) < 30 30 - 35 35 - 40 > 40 N 7 13 6 6 BL Mean Weight (kg) 76.1 98.5 117.1 136.8 BL Mean Liver Fat (%) 3.3 7.6 9.7 17.2 * Liver Fat Study (LFS)

Improvement of NAFL* Resolution Over Time 11 * NAFL: Non - Alcoholic Fatty Liver, defined as liver fat ≥ 5% measured by MRI - PDFF in LFS 34% 52% 63% 0% 20% 40% 60% 80% Baseline 8 Wk 16 Wk NAFL - Free % of Population NAFL Resolution ( < 5% Liver Fat) by Time (N=31) (N=32) (N=32) 85% Increased In NAFL Free Status

Conclusion 12 ▪ Contrary to hepatotoxic experience with methylated oral T, TLANDO ™ (an innovative lymphatically delivered oral TU) is well tolerated upon chronic use. ▪ TLANDO™ restores normal T levels and improved mental and sexual domains in hypogonadal men. ▪ TLANDO™ is beneficial on liver health demonstrated by ▪ About 50% of fatty liver subjects had Nonalcoholic fatty liver (NAFL) resolution ▪ Meaningful reduction of elevated liver injury markers ▪ Substantial normalization of elevated liver injury markers ▪ TLANDO™ safety was demonstrated in more than 700 subjects across 15 clinical trials with exposure up to 52 weeks.